On May 14, 2025, the Board, upon the recommendation of the Abbey Capital Futures Strategy Fund (for this section only, the “Fund”) audit committee, dismissed Ernst & Young LLP (“E&Y”) as independent registered public accounting firm for the Fund and selected PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm for the Fund. The reports by E&Y on the financial statements of the Fund for the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, there were no (1) disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

During the Fund’s fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, the Fund, nor anyone on its behalf has consulted with PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

On May 14, 2025, the Board, upon the recommendation of the Abbey Capital Multi Asset Fund (for this section only, the “Fund”) audit committee, dismissed Ernst & Young LLP (“E&Y”) as independent registered public accounting firm for the Fund and selected PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm for the Fund. The reports by E&Y on the financial statements of the Fund for the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, there were no (1) disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

During the Fund’s fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, the Fund, nor anyone on its behalf has consulted with PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

On May 14, 2025, the Board, upon the recommendation of the Boston Partners All-Cap Value Fund, Boston Partners Emerging Markets Dynamic Equity Fund, Boston Partners Global Equity Fund, Boston Partners Global Sustainability Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners Small Cap Value Fund II, WPG Partners Select Small Cap Value Fund and WPG Partners Small Cap Value Diversified Fund (for this section only, each, a “Fund” and collectively, the “Funds”)audit committee, dismissed Ernst & Young LLP (“E&Y”) as independent registered public accounting firm for each Fund and selected Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for each Fund. The reports by E&Y on the financial statements of the Fund for the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, there were no (1) disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

During each Fund’s fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, the Fund, nor anyone on its behalf has consulted with Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on each Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

On May 14, 2025, the Board, upon the recommendation of the Campbell Systematic Marco Fund (for this section only, the “Fund”) audit committee, dismissed Ernst & Young LLP (“E&Y”) as independent registered public accounting firm for the Fund and selected PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm for the Fund. The reports by E&Y on the financial statements of the Fund for the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, there were no (1) disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

During the Fund’s fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, the Fund, nor anyone on its behalf has consulted with PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

On May 14, 2025, the Board, upon the recommendation of the SGI U.S. Large Cap Equity Fund, the SGI Global Equity Fund, the SGI Prudent Growth Fund, the SGI Peak Growth Fund and the SGI Small Cap Core Fund (for this section only, each, a “Fund” and collectively, the “Funds”) audit committee, dismissed Ernst & Young LLP (“E&Y”) as independent registered public accounting firm for each Fund and selected Tait, Weller & Baker LLP (“Tait”) as the independent registered public accounting firm for each Fund. The reports by E&Y on the financial statements of the Fund for the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, there were no (1) disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

During each Fund’s fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, the Fund, nor anyone on its behalf has consulted with Tait on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on each Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

On May 14, 2025, the Board, upon the recommendation of the Fund’s audit committee, dismissed Ernst & Young LLP (“E&Y”) as independent registered public accounting firm for the SGI U.S. Large Cap Core ETF, SGI Dynamic Tactical ETF, SGI Enhanced Global Income ETF, SGI Enhanced Core ETF and SGI Enhanced NASDAQ-100 ETF (for this section only, each a “Fund” and collectively, the “Funds”). and selected Tait, Weller & Baker LLP (“Tait”) as the independent registered public accounting firm for each Fund. The reports by E&Y on the financial statements of the Fund for the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, there were no (1) disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

During each Fund’s fiscal years ended August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, the Fund, nor anyone on its behalf has consulted with Tait on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on each Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

On September 11, 2025, the Board, upon the recommendation of the Fund’s audit committee, dismissed Cohen & Company, Ltd. (“Cohen & Co”) as independent registered public accounting firm for the SGI Enhanced Market Leaders ETF (for this section only, the “Fund”) and selected Tait, Weller & Baker LLP (“Tait”) as the independent registered public accounting firm for the Fund. The reports by Cohen & Co on the financial statements of the Fund for the fiscal years ended December 31, 2024 and December 31, 2023, and the reports by BBD, LLP (“BBD”) on financial statements for the Fund for the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2024 and December 31, 2023, there were no (1) disagreements with Cohen & Co on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, there were no (1) disagreements with BBD on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K. During the Fund’s fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020, the Fund, nor anyone on its behalf has consulted with Tait on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).